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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 7, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        California                  000-23993                 33-0480482
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On September 7, 2000 Broadcom Corporation (the "Company") completed the acquisition of Altima Communications, Inc. ("Altima") in accordance with the Amended and Restated Merger Agreement and Plan of Reorganization dated as of July 28, 2000 between the Company, AC Acquisition Corp. and Altima, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

        Altima is a supplier of networking integrated circuits for the small-to-medium business ("SMB") networking market. Altima's product portfolio has been designed for the value-oriented SMB customer, with emphasis on low power, small footprint and low system cost.

        In connection with the acquisition, the Company issued an aggregate of 1,661,784 shares of its Class A common stock in exchange for all outstanding shares of Altima preferred and common stock and reserved 875,111 additional shares of Class A common stock for issuance upon exercise of outstanding employee stock options of Altima. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the acquisition agreement as well as various employee share repurchase agreements.

        The merger transaction will be accounted for under the purchase method of accounting. The Company expects to record a one-time write-off for purchased in-process research and development expenses related to the acquisition in its third fiscal quarter (ending September 30). The amount of the write-off has not yet been determined. The merger is intended to constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

        In addition to the purchase consideration, the Company reserved 2,889,667 shares of its Class A common stock for future issuance to customers upon the exercise of outstanding Altima performance-based warrants that become exercisable upon satisfaction of certain customer purchase requirements.

        The Company's press release announcing the completion of the acquisition is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired.

            The financial information required by this item will be filed by amendment within 60 days of September 22, 2000.

        (b) Pro forma financial information.

            The financial information required by this item will be filed by amendment within 60 days of September 22, 2000.

        (c) Exhibits.

            2.1 Amended and Restated Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, AC Acquisition Corp., and Altima Communications, Inc. dated as of July 28, 2000*

           99.1  Press Release dated September 8, 2000, of the Registrant

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* Certain portions of this Exhibit have been omitted and filed separately under an application for confidential treatment.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BROADCOM CORPORATION,
                                            a California corporation


September 22, 2000                        By: /s/ WILLIAM J. RUEHLE
                                              ----------------------------------
                                                  William J. Ruehle
                                                  Vice President and
                                                  Chief Financial Officer


                                              /s/ SCOTT J. POTERACKI
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                                                  Scott J. Poteracki
                                                  Senior Director of Finance
                                                  and Corporate Controller
                                                  (Principal Accounting Officer)



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                                  EXHIBIT INDEX

          EXHIBIT
          NUMBER                   DESCRIPTION
          -------                  -----------

            2.1 Amended and Restated Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, AC Acquisition Corp., and Altima Communications, Inc. dated as of July 28, 2000*

           99.1      Press Release dated September 8, 2000, of the Registrant


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* Certain portions of this Exhibit have been omitted and filed separately under an application for confidential treatment.